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                                                                   Exhibit 10.13

                          MEDVEST HOLDINGS CORPORATION

                             2001 STOCK OPTION PLAN

                                  1.00 PURPOSE

This Plan is intended to foster and promote the long-term financial success of the Company and to materially increase shareholder value by providing for the acquisition of an ownership interest in the Company by Employees and Eligible Directors, and enabling the Company to attract and retain the services of outstanding Employees and Eligible Directors upon whose judgment, interest and special efforts the successful conduct of the Company's operations is largely dependent.

                                2.00 DEFINITIONS

When used in this Plan, the following terms will have the meanings given to them in this section unless another meaning is expressly provided elsewhere in this document. When applying these definitions, the form of any term or word will include any of its other forms.

2.01      ACT. The Securities Exchange Act of 1934, as amended.

2.02      AWARD. Any Option issued under the Plan.

2.03      BOARD. The Company's Board of Directors.

2.04 CHANGE IN CONTROL. The date on which the earliest of the following events occurs after the Effective Date:

          [1] Any "person," including a "group" [as used in Act Sections 13(d) and 14(d)(2) but excluding the Company, any of its Subsidiaries or any "person" who immediately before the Effective Date is a "beneficial owner," as defined in Rule 13(d)(3) of the Act] becomes the "beneficial owner" [as defined in Rule 13(d)(3) under the Act], directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company's then outstanding securities. However, a Change in Control under this section will be determined without regard to:

               [a] Any acquisition by or through an employee benefit plan maintained by the Company or any Subsidiary;

               [b] Any acquisition through a stock option plan (including this Plan) maintained by the Company or any Subsidiary;

               [c] Any acquisition through inheritance, gift, bequest or by operation of law on the death of an individual or by distribution from a trust in existence on the Effective Date; or

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               [d]  The redemption of Stock by the Company or the acquisition of
               Stock by any Subsidiary.

          [2]  The Company's shareholders approve a definitive agreement:

               [a] To merge or consolidate the Company with or into another corporation in which the Company is not the continuing or surviving corporation or pursuant to which Stock would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of Stock immediately before the merger have the same proportionate ownership of shares of the surviving corporation immediately after the merger as immediately before; or

               [b] To sell or otherwise dispose of all or substantially all of the Company's assets.

          [3] There is a change in a majority of the Board within a 12-month period; provided, however, that any new director whose nomination for election by the Company's shareholders was approved, or who was appointed or elected to the Board by, the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period will not be counted when determining if there has been a change in the majority of the Board.

2.05 CODE. The Internal Revenue Code of 1986, as amended and any regulations issued under the Code.

2.06 COMMITTEE. The Board's Compensation Committee which also constitutes a "compensation committee" within the meaning of Treas. Reg. Section 1.162-27(c)(4) and will be comprised of at least three persons, none of whom [1] is an employee of the Company or any Subsidiary as defined in Act Section 16 or [2] is receiving remuneration in any capacity other than as a director, except as permitted under Treas. Reg. Section 1.162-27(e)(3) and any rulings issued under that regulation.

2.07 COMPANY. MedVest Holdings Corporation, an Ohio corporation, and any successor to it.

2.08      DISABILITY.

          [1] With respect to any Option that is not an Incentive Stock Option, the Participant's inability to perform his or her normal duties for a period of at least six months due to a physical or mental infirmity; and

          [2] With respect to any Option that is an Incentive Stock Option, as defined in Code Section 22(e)(3).

2.09 EFFECTIVE DATE. The date this Plan is approved by the Board or, if later, the first day of the 12-month period ending on the date the Plan is approved by the Company's shareholders.

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2.10      ELIGIBLE DIRECTOR. On any date, a person [1] who is an elected member of the Board (or has been appointed to the Board to fill an unexpired terns and will continue to serve at the expiration of that term only if elected by shareholders) and [2] who also is not an Employee.

2.11      EMPLOYEE. Any individual who is:

          [1] A common law employee of the Company or of any of its Subsidiaries; or

          [2]  A "leased employee" who is:

               [a]       Treated as a common law employee of the Company or of
               any Subsidiary; and

               [b]       Performs services for the Company or any Subsidiary
               under the terms of an agreement between the Company or a Subsidiary and an independent entity ("Lessor') under which:

                         [i]    The Lessor is obliged to remit payroll taxes on
                         the compensation paid to the leased employee by the Company or a Subsidiary;

                         [ii]   The Company has the exclusive right to grant
                         stock options to the leased employee with respect to the services performed for the Company or any Subsidiary;

                         [iii] The Company or Subsidiary may hire, fire and control the activities of the leased employee (whether or not in conjunction with the Lessor);

                         [iv]   The Company or Subsidiary has the exclusive
                         right to establish the economic value of the services performed by the leased employee (including wages and the number of Options and value of stock compensation to be granted);

                         [v]    The leased employee may participate, on the same
                         basis as other Employees, in all employee benefit plans maintained by the Company for Employees; and

                         [vi]   The Company or Subsidiary agrees to remit to the
                         Lessor funds equal to the full compensation (including applicable payroll taxes), payable to the leased employee on or before a date specified in the agreement,

2.12      FAIR MARKET VALUE.

          [1] On any date, and except as provided in Section 2.12[2], the fair market value of the Stock, as determined by the Committee in good faith, on any basis that it deems appropriate and that is applied consistently to all Participants; or

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          [2]  If the Stock is listed on the New York Stock Exchange or on another recognized market or quotation system on which the trading prices of the Stock are quoted ("Exchange"), Fair Market Value will be the closing price of the Stock as reported on the Exchange on the date Fair Market Value is being established or, if there are no Stock transactions on that date, the closing price on the most recent preceding date on which Stock transactions were reported.

2.13 INCENTIVE STOCK OPTION. Any Option granted under the Plan that meets the conditions described in Code Section 422(b) and which is designated as an Incentive Stock Option in a Notice of Stock Option Grant.

2.14 NONSTATUTORY STOCK OPTION. Any Option granted under the Plan that is not an Incentive Stock Option.

2.15 NOTICE OF STOCK OPTION GRANT. A separate document issued by the Committee to each Participant describing the principal terms of conditions affecting any Award. This notice will be issued at the same time the Award is made.

2.16 OPTION. The right granted under the Plan to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either [1] an Incentive Stock Option or [2) a Nonstatutory Stock Option.

2.17 PARTICIPANT. Any Employee or Eligible Director to whom the Committee extends the Plan.

2.18      PLAN. The MedVest Holdings Corporation 2001 Stock Option Plan.

2.19      STOCK. The common shares, without par value, issued by the Company.

2.20 STOCK OPTION AGREEMENT. The separate agreement between the Participant and the Company through which Participant agrees to and accepts the terms and conditions affecting arty Award.

2.21 SUBSIDIARY. Any corporation or partnership of which the Company owns, directly or indirectly, 50 percent or more of the total combined voting power of all classes of stock, if the entity is a corporation; or of the capital or profits interest, if the entity is a partnership or another form of unincorporated entity.

                               3.00 PARTICIPATION

3.01      DESIGNATION OF PARTICIPANTS AND AWARDS.

          [1]  The Committee will decide:

               [a]       Which Employees and Eligible Directors may become
               Participants;

               [b]       Which Participants will be granted Awards;

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               [c]       The type or types of Awards to be granted;

               [d]       The terms and conditions imposed on any Awards granted;

               [e]       The procedures through which an Option may be
               exercised;

               [f]       The circumstances under which the Company may cancel an
               Option or reacquire any Option and Stock acquired through exercise of an Option; and

               [g]       Any other terms and conditions the Committee believes
               appropriate and necessary to implement the intent of this Plan.

          [2]  The Committee may establish different terms and conditions:

               [a]       For different types of Awards;

               [b]       For different Participants receiving the same type of
               Award; and

               [c]       For the same Participant for each Award the Participant
               may receive, whether or not those Awards are granted at different times.

          This information (and other information affecting the Award) will be compiled in the Notice of Stock Option Grant and the Stock Option Agreement, whichever is appropriate, and given to each Participant at the time an Award is made.

3.02 NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT. No Option will be deemed to have been awarded until and if each prospective Participant returns a signed copy of the Notice of Stock Option Grant and Stock Option Agreement to the Committee.

                               4.00 ADMINISTRATION

The Committee is responsible for administering the Plan and has all powers appropriate and necessary to that purpose. Consistent with the Plan's purpose, the Committee may adopt, amend and rescind rules and regulations relating to the Plan, to the extent appropriate to protect the Company's interests and to make all other decisions (including, without limitation, whether a Participant has incurred a Disability) necessary or advisable for the administration and interpretation of the Plan. Any action by the Committee will be final, binding and conclusive for all purposes and upon all persons.

                           5.00 STOCK SUBJECT TO PLAN

5.01 NUMBER OF SHARES. Subject to Section 5.03, the number of shares of Stock subject to Awards under the Plan may not be larger than 75,000 and no Participant may receive, in any single year, Options to purchase more than 5,000 shares of Stock. For this purpose, any Award that is cancelled (as described in Treas. Reg. Section 1.162-27(e)(2)(vi)(B)] will continue to be counted against the maximum number of shares of Stock for which Awards may be granted to an Employee under the Plan. The shares of Stock to be delivered under the Plan may consist, in

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whole or in part, of treasury Stock or authorized but unissued Stock not reserved for any other purpose.

5.02      CANCELLED, TERMINATED OR FORFEITED AWARDS. Except as provided in
Section 5.01, any shares of Stock subject to an Award which for any reason is cancelled, terminated or otherwise settled without the issuance of any Stock will again be available for Awards under the Plan.

5.03 ADJUSTMENT IN CAPITALIZATION. If, after the Effective Date, there is a Stock dividend or Stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change affecting Stock subject to an Award, the aggregate number of shares of Stock available for Awards under Section 5.01 or subject to outstanding Awards and the respective prices and/or limitations applicable to outstanding Awards will be appropriately adjusted by the Committee, whose determination shall be conclusive.

                                  6.00 OPTIONS

6.01 GRANT OF OPTIONS. The Committee may grant Options to Participants at any time during the term of this Plan. Options may be either [1 ] Incentive Stock Options or [2] Nonstatutory Stock Options. Each Option will be evidenced by a Stock Option Agreement specifying the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains and any other terms and conditions not inconsistent with the Plan that the Committee believes advisable.

6.02 OPTION PRICE. Options will have an exercise price that is not less than the Fair Market Value of the Stock on the date the Option is granted. However, any Incentive Stock Option granted to a Participant who owns [as defined in Code Section 424(d)] Stock possessing more than 10 percent of the total combined voting power of all classes of Stock will have an exercise price that is at least 110 percent of the Fair Market Value of the affected Stock on the date the Option is granted.

6.03      EXERCISE OF OPTIONS.

          [1] Options awarded to a Participant under Section 6.01 may be exercised at the times and subject to the restrictions and conditions (including a vesting schedule) that the Committee; at the time the Option is granted, may specify in the Stock Option Agreement. However, unless the Committee specifies otherwise in the Stock Option
          Agreement:

               [a]       No Participant will be credited with vesting service
               for any period after his or her relationship with the Company ends;

               [b]       No Option may be exercised more than 10 years after the
               date on which it is granted; and

               [c]       No Incentive Stock Option granted to a Participant who
               owns [as defined in Code Section 424(d)] Stock possessing more than 10 percent of total combined voting

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               power of all classes of Stock maybe exercised more than 5 years after the date it is granted;

          [2]  An Option may not be exercised for a fraction of a share;

          [31 The Committee may prohibit a Participant from exercising Options for fewer than the minimum number of shares specified by the Committee in the Stock Option Agreement but only if that prohibition does not prevent a Participant from acquiring the full number of shares of Stock for which Options are then exercisable;

          [4] An Option is treated as having been exercised when written notice of the exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Participant and the Company has received full payment for the shares of Stock with respect to which the Option is exercised; and

          [5] Regardless of the vesting schedule given above, all Options will be fully exercisable by the beneficiary of a deceased Participant, subject to the limits described in Section 7.01 [3].

6.04 INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary:

          [1] No provision of this Plan relating to Incentive Stock Options will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, in a manner that is inconsistent with Code Section 422 or, without the consent of any affected Participant, to cause any Incentive Stock Option previously granted to fail to qualify for the federal income tax treatment afforded under Code Section 421;

          [2] The aggregate Fair Market Value of the Stock (determined as of the time an Incentive Stock Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all option plans of the Company and all Subsidiaries of the Company) will not exceed $100,000; and

          [3] No Incentive Stock Option will be granted to any Participant who is not an Employee.

                  7.00 TERMINATION OF RELATIONSHIP AND BUY OUT
                               DURING RELATIONSHIP

7.01      EXERCISE PERIOD. Regardless of the term of the Option prescribed in
Section 6.03, a Participant whose relationship with the Company and all of its Subsidiaries is severed for any reason may exercise any outstanding Options that are then exercisable under the terms of Section 6.03 and the Stock Option Agreement for the period specified in the Stock Option Agreement. However, this period may be no longer than:

          [1] 90 days after the relationship is severed for any reason other than Disability; or

          [2]  12 months after the relationship severs because of Disability.

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7.02      RIGHT OF FIRST REFUSAL.

          [1] Unless the Committee specifies otherwise in the Stock Option Agreement, all Options must reserve to the Company the right of first refusal to repurchase any Stock acquired by a Participant or a beneficiary through the exercise of Options.

          [2] This right of first refusal will survive the Participant's relationship with the Company and its Subsidiaries.

          [3] A Participant, former Participant or beneficiary must notify the Company, in writing, of any intent to sell any shares of Stock acquired through the exercise of Options. To be effective, this notice must specify the number of shares to be sold, the intended purchaser, the proposed date of the sale and the proposed purchase price. The Company then will have six months from the date it receives the completed notice to exercise its right to purchase from the Participant, former Participant or beneficiary any or all of the shares of Stock described in this notice at the Stock's then current Fair Market Value. If the Company elects not to purchase the affected shares of Stock (or does not respond within the six-month period described in the preceding sentence), the right of first refusal will lapse and the Participant, former Participant or beneficiary may sell the Stock but only under the terms specified and to the person described in the notice given to the Committee under this subsection.

          [4] If the identity of the other party or any of the terms described in notice described in Section 7.02[3] change, the Participant, former Participant or beneficiary must give another written notice to the Company containing the information described in Section 7.02[3] and the Company will have an additional six months to decide whether or not to exercise its Right of First Refusal under this section. This same procedure must be followed with respect to any additional changes in the identity of the proposed purchase or the terms of the sale.

7.03 REPURCHASE OPTION. Unless the Committee specifies otherwise in the Stock Option Agreement, all Options will reserve to the Company a repurchase option exercisable when:

          [1] A Participant who is an Employee terminates employment with the Company and all Subsidiaries for any reason (including death or Disability) without becoming an Eligible Director;

          [2] Any Participant (whether or not an Employee) exercises any Option after terminating his or her relationship with the Company and all Subsidiaries and while he or she is not an Eligible Director; and

          [3] A beneficiary of any deceased Participant exercises any Option after the Participant's death.

The price paid for Stock repurchased under this section will be Fair Market Value at the time of the repurchase, payable in cash or cash equivalents. The Company will complete any repurchase under this section as soon as administratively possible after the date it notifies the former Participant or beneficiary of its intention to exercise its repurchase option under this section.

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7.04      BUY OUT OF OPTION GRANTS. At any time after an Option becomes exercisable, the Committee may elect, in its sole discretion and without the consent of the Participant, to cancel the Option and pay to the Participant the excess of the Fair Market Value of the Stock subject to the cancelled Option over the Option price at the date the Committee provides written notice ("Buy Out Notice") of its intention to exercise the right reserved in this section. The Company will complete any buy out made under this section as soon as administratively possible after the date of the Buy Out Notice. At the Committee's option, payment of the buy out amount may be made in cash, in whole shares of Stock or partly in cash and partly in Stock. The number of whole shares of Stock, if any, included in the buy out amount will be determined by dividing the amount of the payment to be made in Stock by the Fair Market Value of a share of Stock as of the date of. the Buy Out Notice.

                             8.00 CHANGE IN CONTROL

8.01 ACCELERATED VESTING AND PAYMENT. Subject to Section 8.02, if a Change in Control occurs, all outstanding and exercisable Options will become fully vested and each Option will be cancelled as of the date of the Change in Control in exchange for a payment in cash equal to the difference between [1] the Stock's Fair Market Value (disregarding the effect of the Right of First Refusal and Repurchase Options described in Sections 7.02 and 7.03 and the Buy Out provision described in Section 7.04) and [2] the Option price defined in Section 6.02.

8.02 ALTERNATIVE AWARDS. Subject to Section 7.04, no cancellation or acceleration under Section 8.01, cash settlement or other payment will occur with respect to any Award or any class of Awards if:

          [1] The Committee reasonably decides in good faith before the Change in Control that the Award or Awards will be honored or assumed by the new controlling entity or person, or that new rights will be substituted ("Alternative Award") by the new . controlling person or entity immediately after the Change in Control; and

          [2]  The Alternative Award:

               [a]       Is based on stock .which is, or within 60 days after
               the Change in Control will be, traded on an established securities market;

               [b]       Provides each affected Participant with rights and
               entitlements substantially equivalent to or better than the rights, terms and conditions of the affected Award, including an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

               [e]       Has substantially the same economic value as the
               affected Award (determined at the time of the Change in Control); and

               [d]       Provides that, if the Participant's relationship with
               the Company and all Subsidiaries is completely severed involuntarily (and, if the Participant is an Employee, is constructively terminated) within 12 months after the Change in Control, any conditions on a Participant's rights under, or any restrictions on

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               transfer or exercisability applicable to, the Alternative Award will be waived or will lapse.

          [3] A "constructive termination" means a voluntary termination by a Participant who is an Employee following:

               [a]       A permanent reduction in the Employee's title, duties,
               responsibilities or status, as compared to either [i] his or her title, duties, responsibilities or status immediately before a Change in Control; or [ii] any enhanced or increased title, duties, responsibilities or status occurring after the Change in Control;

               [b]       The permanent assignment to the Employee of duties
               inconsistent with [i] the Employee's office on the date of the Change in Control, [ii] any enhanced or increased duties occurring after the Change in Control or [iii] any more senior office to which he or she is promoted after the Change in Control;

               [c]       A 15 percent (or larger) reduction of the annualized
               base salary rate or total annualized salary rate (including bonuses, employee benefits and fringe benefits) the Employee was receiving from the Company and Subsidiaries immediately before the Change in Control or any increased annualized base salary rate or total annualized salary rate he or she receives from the Company and Subsidiaries after the Change in Control; or

               [d]       A requirement that the Employee relocate his or her
               principal office or worksite (or the indefinite assignment of the Employee) to a location more than 50 miles distant from [i] the principal office or worksite to which he or she was permanently assigned immediately before the Change in Control or [ii] any location to which the Employee is permanently assigned, with his or her consent, after the Change in Control.

          Any comparison of a Participant's duties, responsibilities or status under this section will be based on those that are permanently assigned to the Participant and not on temporarily assigned duties, responsibilities or status.

8.03 OPTIONS GRANTED WITHIN SIX MONTHS OF A CHANGE IN CONTROL. Any Option that was granted within six months before the date on which a Change in Control occurs and which is held by a person subject to the reporting requirements of Act Section 16(a) may be cashed out under Section 8.01 only if the Company's counsel concludes that that cash out will not subject the Participant to liability under Act Section 16(b).

          9.00 AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

The Board or the Committee may terminate, suspend or amend the Plan at any time.
However:

          [1] No Plan amendment may cause any Committee member to lose his or her status as a "disinterested person" as defined in Rule 16b-3 under the Act with respect to any employee benefit plan of the Company or cause the Plan to fail to satisfy the requirements of Rule 16b-3;

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          [2]  No amendment, modification or termination of the Plan may adversely affect any Award granted before the effective date of that amendment under the Plan, without the consent of the affected Participant except:

               [a]       An amendment to comply with the provisions of any
               applicable law, including the Act and the Code; and

               [b]       Any amendment intended to preserve the status of any
               Incentive Stock Option or the status of the Plan under Code
               Section 162(m) as a source of performance based compensation as defined in Code Section 162(m)(4)(C);

          [3] No amendment may be made to Section 8.03 or to any other provision of the Plan relating to Options issued to Eligible Directors within six months of the last date on which any provision was amended; and

          [4] Any amendment, termination or suspension may be made without the approval of the shareholders of the Company unless shareholder approval is required:

               [a]       To satisfy the requirements of Rule 16b-3 under the
               Act;

               [b]       To satisfy applicable requirements of the Act and the
               Code; or

               [c]       To satisfy applicable requirements of any securities
               exchange on which any of the Company's equity securities are listed.

                               10.00 MISCELLANEOUS

10.01. NONTRANSFERABILITY OF AWARDS. Awards granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to Awards granted to a Participant under the Plan may be exercised during his or her lifetime only by such Participant and after death only by the Participant's beneficiary as provided in Sections 7.01 and 10.02.

10.02 BENEFICIARY DESIGNATION. Each Participant may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of the Participant's death. Each designation will revoke all earlier designations made by the same Participant, must be in a form prescribed by the Committee and attached to the Stock Option Agreement and will be effective only when filed in writing with the Committee. In the absence of an effective beneficiary designation, the Participant's beneficiary will be his or her surviving spouse, if any, or otherwise his or her estate.

10.03 NO GUARANTEE OF EMPLOYMENT OR PARTICIPATION. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time or to confer upon any Participant any right to continue as an Employee or Eligible Director. No Employee or Eligible Director has any right to be selected as a Participant or to receive any Awards. Nothing in the Plan confers on an Eligible Director a right to continue to serve on the Board or to be nominated for reelection to the Board.

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10.04     TAX WITHHOLDING. The Company will withhold from other amounts owed to the Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements on any Award, exercise or cancellation of an Option or purchase of Stock and the Company may defer payment of cash or issuance of Stock until these requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to conditions the Committee establishes, to reimburse the Company for this withholding obligation through one or more of the following methods:

          [1] By having shares of Stock otherwise issuable under the Plan withheld by the Company (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income; employment and wage tax laws);

          [2]  By delivering to the Company previously acquired shares of Stock;

          [3]  By remitting cash to the Company; or

          [4]  By remitting a personal check immediately payable to the Company.

10.05 INDEMNIFICATION. Each person who is or was a member of the Committee or of the Board will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any, claim, action, suit or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval; or paid by him or her in. satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it in his or her own behalf. The foregoing right of indemnification is not exclusive and is independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Code of Regulations, by contract, as a matter of law, or otherwise.

10.06 NO LIMITATION ON COMPENSATION. Nothing in the Plan is to be construed to limit the right of the Company to establish other plans or to pay compensation to its employees or directors, in cash or property, in a manner which is not expressly authorized under the Plan.

10.07 REQUIREMENTS OF LAW. The grant of Awards and the issuance of shares of Stock will be subject to all applicable laws, rules and regulations and to all required approvals of any governmental agencies or national securities exchanges. Also, no Stock will be issued under the Plan unless the Company is satisfied that that issuance will comply with applicable federal and state securities laws. Certificates for Stock delivered under the Plan may be subject to any stock transfer orders and other restrictions that the Committee believes to be advisable under the rules, regulations and other requirements of the Securities and Exchange Commission; any stock exchange upon which the Stock is then listed or traded; the NASDAQ National Market or any applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

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

10.08 TERM OF PLAN. The Plan will be effective upon its adoption by the Committee, subject to approval by the Board and approval by the affirmative vote of the holders of a majority of the shares of voting stock present in person or represented by proxy at the first Annual Meeting of Shareholders occurring after the Board approves the Plan. The Plan will continue in effect, unless sooner terminated pursuant to Section 9.00, until the tenth anniversary of the date on which it is adopted by the Board or approval by the Company's shareholders, whichever is earliest.

10.09 GOVERNING LAW. The Plan, and all agreements hereunder, will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the State of Ohio.

10.10 NO IMPACT ON BENEFITS. Plan Awards are incentives designed to promote the purposes described in Section 1.00. Also, Awards are not compensation for purposes of calculating an Employee's rights under any employee benefit plan.

MEDVEST HOLDINGS CORPORATION

By:  /s/ Charles J. Jamison
     ----------------------

Name:  Charles J. Jamison
       ------------------

Title:  Vice President/Secretary
        ------------------------

Date:  February 5, 2001
       ----------------

                                 FIRST AMENDMENT
                                       TO
                          MEDVEST HOLDINGS CORPORATION
                             2001 STOCK OPTION PLAN

          This First Amendment to the MedVest Holdings Corporation 2001 Stock Option Plan ("Plan") is made effective as at December 19, 2001 upon written consent of the shareholders of the Company.

          The Plan is hereby amended in the following particulars only:

          1.   ARTICLE 2.00 DEFINITIONS is amended to delete current Section
               2.06 and insert the following in its place and stead:

               2.06 COMMITTEE. The Compensation Committee shall be the Board, or, if so determined by the Board, shall be comprised of not less than three (3) directors, one of whom shall be the Chairman of the Board, and which shall also constitute a "compensation committee" within the meaning of Treas. Reg. Section 1.162-27(c)(4). In the event requirements of the Act or the Code or any Rules, Regulations or other rulings or directives promulgated thereunder require non-employee directors, the Board shall be comprised of at least three (3) persons, none of whom (1) is an employee of the Company or any Subsidiary as defined in Act Section 16 or (2) is receiving remuneration in any capacity other than as a director, except as permitted under Treas. Reg.
                         Section 1.162-27(e)(3) and any rulings issued under that regulation.

          2. ARTICLE 2.00 DEFINITIONS is amended to insert a new Section 2.22 thereunder:

               2.22 RESTRICTED STOCK PLANS. The Plan shall include shares of Stock as may from time to time be awarded to Employees of the Company's foreign Subsidiaries pursuant to such terms, conditions, restrictions and liquidity provisions as may be established under one or more forms of Restricted Stock Agreements approved by the Board. Copies of the Restricted Stock Agreements which have been approved for use by the Board for Employees of the Company's France and Germany Subsidiaries are attached hereto as Exhibits "F" and "G" respectively.

          3. Article 5.00 Stock Subject to Plan is hereby amended by adding the following sentence to Section 5.01 Number of Shares:

               "In addition to the number of shares set forth above, which relate solely to shares available under the Company's Stock Option Agreements, an additional 75,000 shares of Stock shall be reserved for issuance under such Restricted Stock Agreements as are represented by Exhibits "F" and "G" respectively, all of such Stock being subject to adjustment under the provisions of Section
               5.03 herein."

          IN WITNESS WHEREOF, the undersigned, duly authorized by the Board of Directors of the Company, has executed this First Amendment effective as at December 19, 2001.


                                            MEDVEST HOLDINGS CORPORATION


                                            By:  /s/ Charles J. Jamison
                                                 ----------------------
                                                 CHARLES J. JAMISON
                                                 Secretary

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